Exhibit 99.1

Acacia Communications Reports Second Quarter 2016 Results

Revenue of $116.2 million up 101% and Net Income up 274% year-over-year

Maynard, Mass., August 11, 2016 (GLOBE NEWSWIRE)—Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its second quarter ended June 30, 2016.

“Our record second quarter results exceeded our expectations across the board and reflect the success of our disruptive technology in transforming cloud, content and communications networks. These results are a testament to our strategy and demonstrate our leadership position in the high-growth 100G plus optical networking market,” said Raj Shanmugaraj, President and CEO of Acacia Communications, “We continue to see strong global demand for our products, driven by metro and inter-data center network infrastructure buildouts.”

“We are delighted to have completed our IPO during the second quarter and are excited about the many opportunities ahead of us,” said John Gavin, CFO of Acacia Communications, “The IPO enabled us to strengthen Acacia Communications’ balance sheet while providing substantial capacity to further grow the business.”

Results for the Second Quarter of 2016

•	Revenue of $116.2 million, increased 101% year-over-year

•	GAAP gross margin of 46.4% of revenue; non-GAAP gross margin of 47.0% of revenue

•	GAAP income from operations of $23.5 million; non-GAAP income from operations of $32.6 million

•	GAAP net income of $17.6 million; non-GAAP net income of $28.9 million

•	EBITDA of $22.0 million; adjusted EBITDA of $34.7 million

•	GAAP diluted EPS of $0.43; non-GAAP diluted EPS of $0.77

Outlook for the Third Quarter of 2016

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially, as a result of, among other things, the important factors discussed at the end of this release. Acacia Communications disclaims any obligation to update these forward-looking statements.

Acacia Communications’ expectations for the third quarter of 2016 are:

Quarter Ending September 30, 2016
Revenue (millions)	$120.0	to	$128.0
Non-GAAP Net Income (millions)	$26.0	to	$31.0
Non-GAAP Diluted Earnings Per Share	$0.64	to	$0.76

Conference Call

Acacia Communications will host a conference call to discuss its results for the second quarter of 2016, recent developments and the Company’s business outlook and strategy at 5 p.m. Eastern Time today. The live webcast of the call, along with the Company’s earnings press release, can be accessed at the Acacia Communications’ Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is 1-877-407-8293 (1-201-689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until August 25, 2016, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Acacia Communications’ Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-660-6853 (1-201-612-7415 for non-U.S. callers). The replay access code is 13640697.

Use of Non-GAAP Financial Information

This release includes non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles. In addition, these non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ non-GAAP gross profit, non-GAAP income from operations, non-GAAP net income, non-GAAP diluted EPS, EBITDA and adjusted EBITDA to its GAAP measures.

Acacia Communications believes that providing these non-GAAP measures to investors, in addition to providing the corresponding income statement measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards and redeemable convertible preferred stock warrant liability changes derived from mark-to-market adjustments, are part of its critical decision making process. Therefore, Acacia Communications excludes those items from non-GAAP gross profit, non-GAAP income from operations, non-GAAP net income, non-GAAP diluted EPS, EBITDA and adjusted EBITDA.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the measures described below, as well as the related income tax effects. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Non-GAAP gross profit.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated income statements, excluding the impact of stock-based compensation, which is a non-cash charge. Acacia Communications has presented non-GAAP gross profit because the Company believes that the exclusion of stock-based compensation allows for more accurate comparisons of the Company’s results of operations to other companies in its industry.

Non-GAAP income from operations.    Acacia Communications defines non-GAAP income from operations as income from operations as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP income from operations because the Company believes that the exclusion of stock-based compensation allows for more accurate comparisons of its results of operations to other companies in its industry.

Non-GAAP net income and Non-GAAP diluted EPS.    Acacia Communications defines non-GAAP net income as net income as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation and the change in fair value of the preferred stock warrant liability, both of which are non-cash charges, and the tax impact on those excluded items.

In order to calculate non-GAAP diluted EPS, Acacia Communications uses a non-GAAP weighted-average share count. The Company defines non-GAAP weighted-average shares used to compute non-GAAP diluted EPS as GAAP weighted-average shares used to compute diluted net income per share attributable to common stockholders, adjusted to reflect the conversion of its redeemable convertible preferred stock into common stock and the conversion of its redeemable convertible preferred stock warrants into common stock warrants, both as if they had occurred at the beginning of the period.

Acacia Communications has presented non-GAAP net income and non-GAAP diluted EPS because the Company believes that the exclusion of stock-based compensation and the change in fair value of the preferred stock warrant liability allows for more accurate comparisons of its results of operations to other companies in its industry.

Adjusted EBITDA.    Acacia Communications defines adjusted EBITDA as the Company’s net income excluding stock-based compensation and the change in fair value of the preferred stock warrant liability; interest income/expense; depreciation; and its provision for income taxes. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the expenses eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the expenses that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, income from operations, net income or diluted EPS, which are the nearest GAAP equivalents. Some of these limitations are:

•	Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, as it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•	Acacia Communications excludes the change in fair value of its preferred stock warrant liability from its non-GAAP net income, and EBITDA and adjusted EBITDA measures, as it has historically been a recurring non-cash charge but it will not recur in the periods following the Company’s initial public offering;

•	adjusted EBITDA excludes depreciation expense and, although these are non-cash expenses, the assets being depreciated may have to be replaced in the future;

•	adjusted EBITDA does not reflect interest expense, or the cash requirements necessary to service interest, which reduces cash available to the Company;

•	adjusted EBITDA does not reflect income tax payments that reduce cash available to the Company; and

•	the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report its operating results.

With respect to the guidance provided under “Outlook for the Third Quarter of 2016” above, the Company has not reconciled its expectations as to non-GAAP net income or non-GAAP diluted EPS to GAAP net income or GAAP EPS because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Acacia Communications’ use of non-GAAP measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By converting optical interconnect technology to a silicon-based technology, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products that meet the needs of cloud and service provider customers in a simple, open, high-performance form factor that can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in its business and the market in which Acacia Communications operates, its expectations regarding, and the stability of, its supply chain and manufacturing, the scope, progress, expansion and costs of developing and commercializing its products, the size and growth of the potential markets for its products and the ability to serve those markets, regulatory developments in the United States and foreign countries, including under export control laws or regulations that could impede its ability to sell its products to customers in certain foreign jurisdictions, and other risks set forth under the caption “Risk Factors” in its Registration Statement on Form S-1 and Final Prospectus filed with the Securities and Exchange

Commission on May 12, 2016 and May 13, 2016, respectively, its Form 10-Q for the fiscal quarter ended June 30, 2016 to be filed with the SEC, and its other SEC filings. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A

ACACIA COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$159,009	$27,610
Accounts receivable	77,889	41,260
Inventory	23,264	27,920
Prepaid expenses and other current assets	1,853	3,179
Deferred product costs	1,482	3,476

Total current assets	263,497	103,445
Property and equipment, net	20,768	15,925
Deferred tax asset	11,643	11,189
Other assets	317	185

Total assets	$296,225	$130,744

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,574	$25,015
Accrued liabilities	18,314	15,521
Deferred revenue	7,090	7,762

Total current liabilities	73,978	48,298
Preferred stock warrant liability	—	3,254
Other long-term liabilities	964	396

Total liabilities	74,942	51,948

Redeemable convertible preferred stock	—	70,780

Stockholders’ equity:
Common stock	4	1
Additional paid-in capital	181,747	—
Retained earnings	39,532	8,015

Total stockholders’ equity	221,283	8,016

Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$296,225	$130,744

SCHEDULE B

ACACIA COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue	$116,192	$57,846	$200,681	$105,090
Cost of revenue	62,240	37,441	111,323	68,081

Gross profit	53,952	20,405	89,358	37,009
Operating expenses:
Research and development	21,839	8,820	37,253	16,723
Sales, general and administrative	8,649	2,932	12,703	5,055

Total operating expenses	30,488	11,752	49,956	21,778

Income from operations	23,464	8,653	39,402	15,231
Other expense:
Interest income (expense), net	20	(84)	28	(132)
Change in fair value of preferred stock warrant liability	(3,609)	(1,061)	(3,361)	(1,443)
Other (expense) income	(58)	(85)	(78)	167

Total other expense, net	(3,647)	(1,230)	(3,411)	(1,408)

Income before provision for income taxes	19,817	7,423	35,991	13,823
Provision for income taxes	2,219	2,716	3,796	4,779

Net income	17,598	4,707	32,195	9,044
Accretion of redeemable convertible preferred stock	(636)	(1,085)	(1,722)	(2,159)
Undistributed earnings attributable to participating securities	(6,455)	(2,868)	(17,467)	(5,466)

Net income attributable to common stockholders—basic and diluted	$10,507	$754	$13,006	$1,419

Net income per share attributable to common stockholders:
Basic	$0.51	$0.12	$0.95	$0.23
Diluted	$0.43	$0.09	$0.77	$0.18
Weighted-average shares used to compute net income per share attributable to common stockholders:
Basic	20,760	6,363	13,751	6,274
Diluted	24,373	8,063	16,927	7,973

SCHEDULE C

ACACIA COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$32,195	$9,044
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,820	1,956
Stock-based compensation	9,461	315
Deferred income taxes	(454)	—
Non-cash interest	—	72
Change in fair value of preferred stock warrant liability	3,361	1,443
Changes in operating assets and liabilities:
Accounts receivable	(36,629)	(21,778)
Inventory	4,656	(15)
Prepaid expenses and other current assets	(1,026)	1,513
Deferred product costs	1,994	(540)
Other assets	(109)	—
Accounts payable	22,929	8,346
Accrued liabilities	2,826	2,585
Deferred revenue	(672)	(1,153)
Other long-term liabilities	568	—

Net cash provided by operating activities	42,920	1,788

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(8,033)	(4,811)
Deposits	(23)	—

Net cash used in investing activities	(8,056)	(4,811)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long-term debt	—	(2,155)
Payment of capital lease obligation	(34)	(16)
Proceeds from initial public offering, net of underwriting discounts and commissions	97,757	—
Payment of initial public offering costs	(1,471)	—
Proceeds from the exercise of common stock options	283	93

Net cash provided by (used in) financing activities	96,535	(2,078)

Effect of exchange rates on cash	—	(3)
Net increase (decrease) in cash and cash equivalents	131,399	(5,104)
Cash and cash equivalents—Beginning of period	27,610	21,128

Cash and cash equivalents—End of period	$159,009	$16,024

SCHEDULE D

ACACIA COMMUNICATIONS, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in thousands, except per share data)

(unaudited)

	Q2 2016	Q1 2016	Q2 2015
Non-GAAP Gross Profit
GAAP gross profit	$53,952	$35,406	$20,405
Stock-based compensation—cost of revenue	660	32	12

Non-GAAP gross profit	$54,612	$35,438	$20,417

Non-GAAP gross margin	47.0%	41.9%	35.3%

	Q2 2016	Q1 2016	Q2 2015
Non-GAAP Income from Operations
GAAP income from operations	$23,464	$15,938	$8,653
Stock-based compensation	9,171	290	186

Non-GAAP income from operations	$32,635	$16,228	$8,839

	Q2 2016	Q1 2016	Q2 2015
Non-GAAP Net Income
GAAP net income	$17,598	$14,598	$4,707
Stock-based compensation	9,171	290	186
Change in fair value of preferred stock warrant liability	3,609	(248)	1,061
Tax effect of excluded items	(1,496)	(69)	126

Non-GAAP net income	$28,882	$14,571	$6,080

	Q2 2016	Q1 2016	Q2 2015
GAAP diluted net income per share attributable to common stockholders	$0.43	$0.30	$0.09
Accretion to redemption value and undistributed earnings allocated to participating securities	(0.12)	0.11	(0.07)
Stock-based compensation	0.38	0.04	0.02
Change in fair value of preferred stock warrant liability	0.14	(0.00)	0.13
Tax effect of excluded items	(0.06)	(0.01)	0.02

Non-GAAP diluted EPS	$0.77	$0.44	$0.19

Weighted-average shares used to compute GAAP diluted net income per share attributable to common shareholders	24,373	8,867	8,063
Adjustment for conversion of preferred stock	12,753	24,177	24,177
Conversion of preferred stock warrant into common stock warrant	245	245	245

Weighted-average shares used to compute non-GAAP diluted EPS	37,371	33,289	32,485

SCHEDULE D (Cont.)

ACACIA COMMUNICATIONS, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in thousands)

(unaudited)

	Q2 2016	Q1 2016	Q2 2015
EBITDA and Adjusted EBITDA
GAAP net income	$17,598	$14,598	$4,707
Depreciation	2,154	1,666	1,044
Interest (income) expense, net	(20)	(9)	84
Provision for income taxes	2,219	1,577	2,716

EBITDA	21,951	17,832	8,551
Stock-based compensation	9,171	290	186
Change in fair value of preferred stock warrant liability	3,609	(248)	1,061

Adjusted EBITDA	$34,731	$17,874	$9,798

SCHEDULE E

ACACIA COMMUNICATIONS, INC.

SUPPLEMENTAL CASH FLOW INFORMATION

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2016	2015
Supplemental cash flow information:
Cash paid for income taxes	$2,819	$2,419
Cash paid for interest	$—	$53

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:

Monica Gould

Office: (212) 871-3927

Email: IR@acacia-inc.com

Public Relations Contact:

Jason Ouellette

Office: (617) 399-4908

Email: Jason.ouellette@text100.com